SECURITIES AND EXCHANGE COMMISSION

              Washington, D.C.   20549

                  ________________

                      FORM 8-K
                  ________________


                   Current Report
       Pursuant to Section 13 or 15(d) of the
           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 15, 1999
                                                  -----------------


                        ATLANTIC RICHFIELD COMPANY
-------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)



                               Delaware
-------------------------------------------------------------------
            (State or other jurisdiction of incorporation)



            1-1196                                  23-0371610
-------------------------------------------------------------------
    (Commission File Number)                      (IRS Employer
                                                Identification No.)



  515 South Flower Street, Los Angeles, California      90071
-------------------------------------------------------------------
      (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code:  (213) 486-3511
                                                     --------------


                            Not Applicable
-------------------------------------------------------------------
    (Former name or former address, if changed since last report)

Item 5.  Other Events.

     Press Release dated January 15, 1999, announcing ARCO's 1998 fourth quarter special charges are expected to total $890 million.

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATLANTIC RICHFIELD COMPANY


                                          /s/ ALLAN L. COMSTOCK
                                        ________________________________
                                         Allan L. Comstock
                                         Vice President and Controller

Dated:  January 15, 1999

                                  - 3 -